UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): January 19, 2021

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On January 19, 2021, PHX Minerals Inc. (the “Company”) announced that John H. Pinkerton was appointed to the Company’s board of directors on December 22, 2020, with an effective date of February 1, 2021.  His appointment increases the board’s size to six members.  Mr. Pinkerton was appointed to fill the vacancy created by the departure of Robert E. Robotti, who retired from the Company’s board of directors effective May 1, 2020.  Mr. Pinkerton will be assuming Mr. Robotti’s positions on the Compensation Committee and Corporate Governance and Nominating Committee.  Mr. Pinkerton’s term on the Company’s board of directors ends March 2022.  His compensation will be consistent with the director compensation outlined in the Company’s definitive proxy statement, pro-rated for his February 1, 2021 start date.

Mr. Pinkerton currently serves as Executive Chairman and is Chairman of the Board of Directors of Encino Energy, a private oil and gas operating company, since 2017.  He also serves as a director of EP Energy, a private oil and gas operating company, since 2020.  In 1990, Mr. Pinkerton was employed at Range Resources Corporation (NYSE: RRC) first as President and then as Chief Executive Officer from 1992 until 2012. He also served as a director on Range Resources board starting in 1988 and then as Chairman from 2008 until January 2015.  Mr. Pinkerton received a Bachelor of Arts degree in Business Administration from Texas Christian University, where he now serves on the board of trustees, and holds a Master’s degree in Accounting from the University of Texas at Arlington.

Item 9.01	Financial Statements & Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
President and Chief Executive Officer

DATE:	January 21, 2021